                                                                      EXHIBIT 21
                                                                     Page 1 of 6

                              HOST MARRIOTT, L.P.

                                  SUBSIDIARIES

   1) Airport Hotels LLC
   2) Ameliatel
   3) Atlanta II Limited Partnership
   4) BRE/Swiss LLC
   5) CCHH Atlanta LLC(1)
   6) CCHH Reston LLC(1)
   7) CCMH Atlanta Marquis LLC(1)
   8) CCMH Atlanta NW LLC(1)
   9) CCMH Atlanta Suites LLC(1)
  10) CCMH Bethesda LLC(1)
  11) CCMH Charlotte LLC(1)
  12) CCMH Chicago CY LLC(1)
  13) CCMH Costa Mesa Suites LLC(1)
  14) CCMH DC LLC(1)
  15) CCMH Deerfield Suites LLC(1)
  16) CCMH Denver SE LLC(1)
  17) CCMH Dulles AP LLC(1)
  18) CCMH Dulles Suites LLC(1)
  19) CCMH Farmington LLC(1)
  20) CCMH Financial Center LLC(1)
  21) CCMH Fisherman's Wharf LLC(1)
  22) CCMH Gaithersburg LLC(1)
  23) CCMH Hanover LLC(1)
  24) CCMH Houston AP LLC(1)
  25) CCMH Jacksonville LLC(1)
  26) CCMH Kansas City AP LLC(1)
  27) CCMH Key Bridge LLC(1)
  28) CCMH Memphis LLC(1)
  29) CCMH Metro Center LLC(1)
  30) CCMH Minneapolis LLC(1)
  31) CCMH Moscone LLC(1)
  32) CCMH Newport Beach LLC(1)
  33) CCMH Newton LLC(1)
  34) CCMH Norcross LLC(1)
  35) CCMH O'Hare AP LLC(1)
  36) CCMH O'Hare Suites LLC(1)
  37) CCMH Oklahoma City LLC(1)
  38) CCMH Ontario AP LLC(1)
  39) CCMH Palm Beach LLC(1)
  40) CCMH Palm Desert LLC(1)
  41) CCMH Park Ridge LLC(1)
  42) CCMH Pentagon RI LLC(1)
  43) CCMH Philadelphia AP LLC(1)
  44) CCMH Pittsburgh LLC(1)
  45) CCMH Plaza San Antonio LLC(1)

                                                                      EXHIBIT 21
                                                                     Page 2 of 6

                              HOST MARRIOTT, L.P.

                           SUBSIDIARIES--(Continued)

  46) CCMH Potomac LLC(1)
  47) CCMH Properties II LLC(1)
  48) CCMH Raleigh LLC(1)
  49) CCMH Raleigh LLC(1)
  50) CCMH Rocky Hill LLC(1)
  51) CCMH Salt Lake LLC(1)
  52) CCMH San Fran AP LLC(1)
  53) CCMH Santa Clara LLC(1)
  54) CCMH Scottsdale Suites LLC(1)
  55) CCMH South Bend LLC(1)
  56) CCMH Tampa AP LLC(1)
  57) CCMH Tampa Waterside LLC(1)
  58) CCMH Tampa Westshore LLC(1)
  59) CCMH Vail LLC(1)
  60) CCMH Williamsburg LLC(1)
  61) CCRC Amelia Island LLC(1)
  62) CCRC Buckhead/Naples LLC(1)
  63) CCRC Marina LLC(1)
  64) CCRC Phoenix LLC(1)
  65) CCRC San Francisco LLC(1)
  66) CCSH New York LLC(1)
  67) CCSH Chicago LLC(1)
  68) CCSH New York LLC(1)
  69) Chesapeake Financial Services LLC
  70) Chesapeake Hotel Limited Partnership
  71) CHLP Finance LP
  72) City Center Hotel Limited Partnership
  73) City Center Interstate Partnership LLC
  74) Deerfield Capital Trust
  75) DS Hotel LLC
  76) Durbin LLC
  77) East Side Hotel Associates, L.P.
  78) Farrell's Ice Cream Parlor Restaurants LLC
  79) HMA Realty Limited Partnership
  80) HMA-GP LLC
  81) HMC Amelia I LLC
  82) HMC Amelia II LLC
  83) HMC Atlanta LLC
  84) HMC BCR Holdings LLC
  85) HMC Burlingame LLC
  86) HMC California Leasing LLC
  87) HMC Cambridge LLC
  88) HMC Capital LLC
  89) HMC Capital Resources LLC
  90) HMC Chicago LLC
  91) HMC Desert LLC

                                                                      EXHIBIT 21
                                                                     Page 3 of 6

                              HOST MARRIOTT, L.P.

                           SUBSIDIARIES--(Continued)

  92) HMC Diversified American Hotels, L.P.
  93) HMC Diversified LLC
  94) HMC DSM LLC
  95) HMC East Side II LLC
  96) HMC East Side LLC
  97) HMC Gateway LLC
  98) HMC Georgia LLC
  99) HMC Grand LLC
 100) HMC Hanover LLC
 101) HMC Hartford LLC
 102) HMC Host Restaurants LLC
 103) HMC Hotel Development LLC
 104) HMC Hotel Properties II Limited Partnership
 105) HMC Hotel Properties Limited Partnership
 106) HMC HPP LLC
 107) HMC HT LLC
 108) HMC IHP Holdings LLC
 109) HMC JWDC GP LLC
 110) HMC Manhattan Beach LLC
 111) HMC Market Street LLC
 112) HMC Mexpark LLC
 113) HMC MHP II LLC
 114) HMC NGL LLC
 115) HMC OLS I LP
 116) HMC OLS I LLC
 117) HMC OLS II LP
 118) HMC OP BN LLC
 119) HMC Pacific Gateway LLC
 120) HMC Palm Desert LLC
 121) HMC Park Ridge II LLC
 122) HMC Park Ridge LLC
 123) HMC Park Ridge LP
 124) HMC Partnership Holdings LLC
 125) HMC Partnership Properties LLC
 126) HMC PLP LLC
 127) HMC Polanco LLC
 128) HMC Potomac LLC
 129) HMC Properties I LLC
 130) HMC Properties II LLC
 131) HMC Property Leasing LLC
 132) HMC Reston LLC
 133) HMC Retirement Properties, L.P.
 134) HMC RTZ II LLC
 135) HMC RTZ Loan I LLC
 136) HMC RTZ Loan II LLC
 137) HMC RTZ Loan Limited Partnership

                                                                      EXHIBIT 21
                                                                     Page 4 of 6

                              HOST MARRIOTT, L.P.

                           SUBSIDIARIES--(Continued)

 138) HMC RTZ Management LLC
 139) HMC SBM Two LLC
 140) HMC Seattle LLC
 141) HMC SFO LLC
 142) HMC Suites LLC
 143) HMC Suites Limited Partnership
 144) HMC Swiss Holdings LLC
 145) HMC Times Square Hotel LLC
 146) HMC Times Square Partner LLC
 147) HMC Waterford LLC
 148) HMC/Interstate Manhattan Beach, L.P.
 149) HMC/Interstate Ontario, L.P.
 150) HMC/Interstate Waterford, LP
 151) HMC/RGI Hartford, L.P.
 152) HMH General Partner Holdings LLC
 153) HMH HPT CBM LLC
 154) HMH HPT RIBM LLC
 155) HMH Marina LLC
 156) HMH Norfolk, L.P.
 157) HMH Norfolk, LLC
 158) HMH Pentagon LLC
 159) HMH Restaurants LLC
 160) HMH Rivers LLC
 161) HMH Rivers, L.P.
 162) HMH WTC LLC
 163) HMP Capital Ventures LLC
 164) HMP Financial Services LLC
 165) HMT Lessee LLC(1)
 166) HMT Lessee Sub (Atlanta) LLC(1)
 167) HMT Lessee Sub (Palm Desert) LLC(1)
 168) HMT Lessee Sub (Properties II) LLC(1)
 169) HMT Lessee Sub (Santa Clara) LLC(1)
 170) HMT Lessee Sub I LLC(1)
 171) HMT Lessee Sub II LLC(1)
 172) HMT Lessee Sub III LLC(1)
 173) HMT Lessee Sub IV LLC(1)
 174) HMT SPE (Atlanta) Corporation(1)
 175) HMT SPE (Palm Desert) Corporation(1)
 176) HMT SPE (Properties II) Corporation(1)
 177) HMT SPE (Santa Clara) Corporation(1)
 178) Hopewell Associates, L.P.
 179) Host DSM Limited Partnership
 180) Host Hanover Limited Partnership
 181) Host La Jolla LLC
 182) Host MHP Two Corporation
 183) Host of Boston, Ltd.

                                                                      EXHIBIT 21
                                                                     Page 5 of 6

                              HOST MARRIOTT, L.P.

                           SUBSIDIARIES--(Continued)

 184) Host of Houston 1979
 185) Host of Houston Ltd.
 186) Host Park Ridge LLC
 187) Host Properties, Inc.
 188) Host/Interstate Partnership, L.P.
 189) Hotel Properties Management, Inc.
 190) IHP Holdings Partnership LP
 191) Ivy Street Hopewell LLC
 192) Ivy Street Hotel Limited Partnership
 193) Ivy Street LLC
 194) Ivy Street MPF LLC
 195) JWDC Limited Partnership
 196) Lauderdale Beach Association
 197) Marina Hotel LLC
 198) Market Street Host LLC
 199) MDSM Finance LLC
 200) MFR of Illinois LLC
 201) MFR of Vermont LLC
 202) MFR of Wisconsin LLC
 203) MHP Acquisition Corporation
 204) MHP II Acquisition Corporation
 205) MOHS Corporation
 206) Mutual Benefit Chicago Suite Hotel Partners, L.P.
 207) Mutual Benefit/Marriott Hotel Associates I, Limited Partnership
 208) New Market Street LP
 209) Pacific Gateway Ltd.
 210) Philadelphia Airport Hotel Corporation
 211) Philadelphia Airport Hotel Limited Partnership
 212) Philadelphia Airport Hotel LLC
 213) Philadelphia Market Street HMC Hotel Limited Partnership
 214) Philadelphia Market Street Hotel Corporation
 215) Philadelphia Market Street Marriott Hotel II Limited Partnership
 216) PM Financial LLC
 217) PM Financial LP
 218) Potomac Hotel Limited Partnership
 219) PRM LLC
 220) RAJ Boston Associates Limited Partnership
 221) RTZ Holdings Boston LLC
 222) S.D. Hotels LLC
 223) S.D. Hotels, Inc.
 224) Santa Clara HMC LLC
 225) Santa Clara Host Hotel Limited Partnership
 226) Timeport, L.P.
 227) Times Square GP LLC
 228) Times Square HMC Hotel, L.P.
 229) Times Square LLC

                                                                      EXHIBIT 21
                                                                     Page 6 of 6

                              HOST MARRIOTT, L.P.

                           SUBSIDIARIES--(Continued)

 230) Timewell Group, L.P.
 231) Wellsford Park Ridge Host Hotel Limited Partnership
 232) YBG Associates LLC

--------
(1) Subsidiary was created or acquired in connection with Host LP's acquisition of the Crestline Lessee Entities on January 8, 2001.